--------------------------------------------------------------------------------

                                                        Advantage Advisers, Inc.

                                                        The India Fund, Inc.

                                                        Annual Report

                                                        December 31, 2000

THE INDIA FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a
wholly owned subsidiary of
CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC, Inc.

Transfer Agent:

The Bank of New York

Custodian:

The Bank of New York

                                                        The India Fund, Inc.

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

The India Fund, Inc.

                                                               February 13, 2001

Dear Fund Shareholder,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 2000. The Fund's common stock closed on the New York Stock Exchange at $12.06 per share on December 29, 2000, which represented a 25.5% discount to the $16.18 per share net asset value ("NAV") as of that date.

The Fund's NAV fell (30.3%) during the 12 months ended December 31, 2000, in line with both the Dollex Index of India's 200 leading stocks - which dropped (30.4%) during the year - and the benchmark IFC Index, which declined (30.1%).

As indicated by these comparisons, the Fund's performance in 2000 reflected the trend in the overall Indian market during the year. The market was impacted both by negative developments within the domestic economy and by declines in the information technology (IT) sector, which mirrored the steep drop in the Nasdaq market in the United States. Nevertheless, the Indian market performed near the top of all Asian markets during 2000.

During 2000, the Fund significantly reduced its heavy exposure in the two IT services sectors - Computer Software & Programming and Computer Training. But the Fund still remains overweight in Indian IT, which the Investment Manager believes is positioned for outstanding long-term growth as a leader in outsourcing for global manufacturing.

At the same time, the Fund added to its holdings in pharmaceuticals, consumer non-durables and telecommunications equipment, and added modestly in cyclicals and heavy industry.

The Indian economy slowed markedly in 2000, reflecting a number of negative influences, including a disappointing monsoon season, soaring oil prices, and reduced capital inflows. Going forward, the Investment Manager believes that a better monsoon season and especially progress on restructuring and reform initiatives such as privatization and reduced impediments to direct investment, could act as catalysts to invigorate the economy.


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THE INDIA FUND, INC.


The Investment Manager believes that at current valuation levels, the risk/reward ratio for the Indian market appears favorable, and plans to continue a well-diversified portfolio strategy going forward.

On behalf of the Board of Directors, I thank you for your participation in the Fund.

If you have any questions or comments, please do not hesitate to call our toll-free number at (800) 421-4777.

Sincerely,



Bryan McKigney
Director, President and Secretary

                                                            THE INDIA FUND, INC.


Report of the Investment Manager

For the Year Ended December 31, 2000

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OVERVIEW OF INDIA'S STOCK MARKET

The year 2000 was difficult for global equity markets, and the Indian market was no exception. The Dollex Index of India's 200 leading stocks declined (30.4%) for the year, while the IFC Index, the Fund's key benchmark, fell (30.1%).

Despite a domestic economy that remains relatively insulated, India's explosive growth in its information technology (IT) service industries has led to an ever-tighter relationship between the performance of its stock market and the Nasdaq market in the United States. Given this relationship, it could not be expected that Indian IT companies would escape unscathed from a sharp Nasdaq sell-off, and, indeed, last year showed that they could not. The deterioration in overall investor sentiment, prompted by concerns about overvaluation and slowing growth, impacted the entire global technology sector - whether in the U.S., Europe, or Asia - despite stark differences in regional valuation and growth outlooks.

Even though absolute performance was disappointing, the Indian market remained one of the best relative performers in the Asian region in 2000. Using the Morgan Stanley Capital International (MSCI) country indices for direct comparison, for calendar year 2000 the Indian market's U.S.
dollar-denominated performance ranked fifth among the 15 Far East markets. Only Hong Kong, Australia, Pakistan, and Malaysia outperformed India. Looking more closely, India's performance may have even placed it one or two ranks higher, when taking into consideration the special circumstances of Pakistan and Malaysia. As examples, a case can be made for excluding them from the performance ranking, given Pakistan's practical investment constraints as well as liquidity and settlement risks, and the Malaysian Government's exacting a 10% "exit levy" on repatriated capital gains.

Looking ahead, we believe that the Indian stock market has the potential for very good performance in 2001. Although the economy is currently growing more slowly than investors had hoped for, in our opinion, this environment is conducive to a monetary easing, especially with the country's

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Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.


currency stabilizing and the benign inflation outlook. Nevertheless, if the market is to show an upward trend this year, investors need to see some positive catalysts, such as the Indian Government's continuing restructuring and reform efforts. In addition, a major privatization of a key state-owned enterprise would provide a substantial boost to market sentiment and would perhaps even re-ignite significant foreign direct investment into the country.

In our view, the key risks for the market in 2001 are likely to be: (1) the global IT spending slowdown becoming deeper and more protracted than expected; and (2) the Government's restructuring/reform (including privatization) effort faltering.

Two additional possibilities that would present problems are: (1) crude oil prices remaining in the US$25-US$30 per barrel range, rather than declining; and
(2) India experiencing another disappointing monsoon season (June to September), as the rains were insufficient for the agricultural sector during 2000. On the whole, however, we remain cautiously optimistic, and favor a positive stance on the market.

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POLITICS

The political environment in India was relatively calm during 2000, a welcome relief from the events of 1999. In April 1999, there was a no-confidence vote at the national level that forced new elections in September. The ruling political party, Bhartiya Janata Party (BJP), was voted back into power with a much stronger mandate, thus easing the political uncertainty.

The highlight of 2000 came in March, when President Bill Clinton became the first United States president to visit India in 22 years. Many issues were discussed, including cross-border terrorism and India's rapidly expanding IT services sector. At the visit's conclusion, both countries felt the visit had contributed to improved Indian-U.S. relations.

Because of the BJP's stronger mandate following the elections, it is now able to govern without major disruptive influences from political parties not allied with the ruling coalition. As a result, the Government was able to make substantive progress on several restructuring initiatives. Examples include: (1) the insurance industry opening up to private and (within limits) foreign investors; and (2) more recently, reform being enacted in the telecommunications sector, paving the way for dismantling the state-owned monopolies and opening up the industry to private competition.

In December 2000, the Indian Parliament passed the Fiscal Responsibility Bill, setting the stage for the next phase of reforms. The law set a target for the Government's fiscal deficit to be at 2% of the country's GDP by March 2006. (The deficit is currently over 5%.) The Government also appears to be moving closer toward privatization of state-owned assets. This is probably the most difficult and yet crucial reform for the Indian Government to effect. (Privatization is politically contentious

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                                                            THE INDIA FUND, INC.


because it can undermine the vested interests of the individuals who manage and are employed by the various Government-owned entities.) While experience has certainly taught investors to temper their optimism, there is sufficient reason to expect further progress in India's structural reform in 2001.

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ECONOMY

The Indian economy faced a number of challenges during calendar year 2000, including decelerating industrial production, poor monsoons (which negatively impact rural incomes and consumption), a weak rupee (the Indian currency), and soaring oil prices (which hit 10-year highs). As a result, the country's Central Bank recently lowered its real GDP growth estimate for the fiscal year ending March 31, 2001 from 6.5% to 6%.

Nevertheless, there were a number of bright spots. On the trade front, export growth continued to be buoyant. In the first seven months of the fiscal year ending March 31, 2001 (April through October 2000), exports rose 20.5% to US$25 billion, versus US$20.7 billion in the same period a year earlier. Textiles and ready-made garments; engineering goods; and chemicals have all been key drivers of the growth. This strong growth performance, however, is not expected to prevent the trade deficit from expanding further, as India's oil import bill is on track to almost double this fiscal year. Fortunately, as has been the trend for the past five years, solid growth in services income (e.g., from IT exports), is likely to keep India's current account deficit from expanding outside the range of 1%-2% of GDP that it has maintained over the past five years.

In addition, 2000 witnessed significant improvement in Government finances, largely due to buoyant revenues and better expenditure management. Direct tax collections were the major surprise: up 41% year-over-year to Rs 320 billion for the period April to November 2000. (The budget estimate for the fiscal year ending March 31, 2001 calls for only 15.7% year-over-year growth.) Although indirect taxes (e.g., sales taxes, import tariffs) are running below budgeted estimates, the net result remains positive. Nevertheless, the overall improvement is reflected in the following: The fiscal deficit for April to November 2000 was running at only 46% of the full fiscal year estimate, compared to the 70% ratio in the April to November 1999 period.

The value of the Indian rupee against the U.S. dollar declined by almost 7% during calendar year 2000, reflecting the negative impact of continued high oil prices and weak capital inflows. Initially, the weak currency forced the Central Bank to raise interest rates to the 9%-10% range to prevent further deterioration. However, since early October, the currency appears to have stabilized, and interest rates have been trending downward. Except for the impact of higher oil prices, inflation in India remained fairly benign, with year-over-year increases in the country's Consumer Price Index ranging between 4%-5% throughout most of the fiscal year to date. The stable inflation outlook is expected to pave the way for a further reduction in interest rates of 50-100 basis points during 2001.


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THE INDIA FUND, INC.


Capital inflows during 2000 were disappointing. The most recent data shows that portfolio inflows during the April to November 2000 period were only US$667 million, 32% below the US$978 million in the same period a year earlier. Likewise, despite the Indian Government's policy impetus to raise foreign direct investment (FDI), such inflows remained stagnant for the six months from April through September 2000. (The policy includes efforts: (1) to raise the percentage ceiling on foreign investors' ownership stakes in certain Indian industries; (2) to lower the tariffs on a broad range of imported goods; and (3) in general, to create a more attractive business environment.) However, the key reason for the stagnation during this period was the cumbersome approval process for making foreign direct investments, which in some cases may require as many as 20 different permits. The combined effect of a widening current account deficit and lower capital inflows resulted in foreign reserves being drawn down by over US$3 billion to US$32 billion over the period from April 2000 to the end of calendar 2000. Partly in response to this decline, the Government launched the India Millennium Deposits (IMD) scheme through which bonds were sold to Indian citizens living outside the country, in an effort to inject additional liquidity into the financial system. The program raised US$5.5 billion and brought foreign exchange reserves to almost US$39 billion, for an import coverage ratio of over 8 months. (Import coverage is the ratio of the value of annual imports to the level of foreign exchange reserves.) Clearly, the IMD program was highly successful in replenishing reserves and easing India's liquidity condition. Nevertheless, the Government realizes it must step up efforts to attract non-debt capital inflows to maintain a sustainable level of high GDP growth.

In summary, at the start of 2001, we believe the outlook for the Indian economy can best be described as mixed. The repercussions from last year's poor monsoon season, coupled with continued weak business investment, should, unfortunately, cap GDP growth this year in the 5.5%-6% range. Nevertheless, with stable currency and inflation outlooks, we believe conditions appear set for modest monetary easing, an environment that is generally friendly for equities.

However, the economy clearly needs a kick-start to raise it to a higher level of growth. A better monsoon season this year would be a major boost to agricultural output and rural incomes, thus reversing the negative impact of last year's disappointing season. However, given that the monsoons are a June to September phenomenon, it will not be until the second half of 2001 before the weather will have an impact on the economy.

In our opinion, an even more important, sustainable catalyst would be for the Indian Government to take more aggressive action on structural reform. A significant breakthrough would be the successful privatization of a major state-owned company, such as Balco (the Government-owned aluminum company) or Air India (the Government-owned airline). We believe such a measure would be a positive catalyst for investor sentiment and would most likely re-ignite foreign direct investor interest in India.

Barring such a development, significant progress on structural reform, in our opinion, could still be achieved in such other areas as further industry deregulation, improved tax collection, or reduction of excessive Government subsidies.


6
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                                                            THE INDIA FUND, INC.


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PERFORMANCE

The Fund's net asset value (NAV) declined (30.3%) during the 12 months ended December 31, 2000, basically in line with the Dollex Index of India's 200 leading stocks, which dropped (30.4%) and the IFC Index, which fell (30.1%).

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During 2000, the Fund reduced the degree of its overweighted position in Information Technology (IT) services - Computer Software & Programming and Computer Training - through selective (and at times, aggressive) profit-taking. Overall, however, the Fund remains overweight in the sector, and we want to emphasize that longer-term, we remain extremely positive on the industry's prospects. The Government's strategy is to position India as a major outsourcing location for global IT services in the same way that much of Asia has become a major outsourcing location for global manufacturing. We believe that Indian companies have the capability to fulfill this role.

During 2000, the Fund used the proceeds from the sale of positions in IT services to add to holdings in pharmaceuticals, consumer non-durables, and telecommunications equipment. There was also some modest accumulation of cyclicals and heavy industry stocks, although by and large, at year-end 2000, the Fund remained underweighted in these sectors relative to its benchmark. Looking forward, we see the telecommunications equipment sector as an area with a particularly positive outlook, as the Government's deregulation effort is expected to ignite a massive build-out of telecommunications infrastructure.

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KEY SECTOR HOLDINGS

                                 % of Total Holdings
Sector                            December 31, 2000    Top Holdings in Sector
-------------------------------  -------------------   -------------------------
Computer Software & Programming         24.2%          Infosys Technologies,
                                                         Satyam Computers
                                                         Services

Pharmaceuticals                         12.4%          Ranbaxy Laboratories,
                                                         Dr. Reddy's
                                                         Laboratories

Consumer Non-Durables                   12.1%          Hindustan Lever, ITC

Telecommunications &
   Telecommunications Equipment         11.0%          Himachal Futuristic
                                                         Communications,
                                                         Mahanagar Telephone
                                                         Nigam

Computer Training                        7.4%          NIIT

Textiles-Synthetic                       7.2%          Reliance Industries

Vehicles                                 4.8%          Punjab Tractors


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THE INDIA FUND, INC.


COMPUTER SOFTWARE & PROGRAMMING; COMPUTER TRAINING

Computer Software and Programming continues to be the highest-weighted sector in the Fund, although down from its peak. Computer Training also remains a heavily weighted sector in the Fund. Indian software companies continued to register excellent operating performances during 2000, with earnings more than doubling. That contrasts with the situation of European and U.S.-based software companies, many of which have issued warnings of declining profits in recent months. Indian software companies are known for offering high-quality software at globally competitive prices. Spending on IT by U.S. industry is expected to expand 7%-8% in 2001, according to a survey conducted by the management of Indian-based Infosys Technologies.

With the U.S. economy having entered a cyclical slowdown, questions have been raised about how this will impact Indian IT companies' earnings outlook. Although the Indian software firms may have little room left in terms of margin expansion, we believe that the continued scalability and cost-efficiency of their business model will allow the sector to continue to record significant revenue growth during 2001. As in Asia's manufacturing industry, the IT software outsourcing trend remains firmly intact. With this continued positive outlook, we expect to continue to maintain the Fund's overweighted position in software, although we anticipate trimming back large positions when stock prices rise to overvalued levels.

Infosys Technologies, the Fund's largest holding, reported a 124% increase in net profit for its third fiscal quarter ended December 31, 2000, to Rs 1.66 billion from Rs 738 million in the comparable year-earlier period. Revenues reported also rose 139% to Rs 5.5 billion in the three months ended December 31, 2000, from Rs 2.3 billion in the comparable year-earlier period. Business continued to expand on the combination of clients' repeat business and the addition of new customers.

Satyam Computers Services also announced a strong third fiscal quarter (three months ended December 31, 2000), with reported net profits surging 142% to Rs 875 million from only Rs 361 million in the comparable year-earlier period. Results were clearly boosted by new orders from customers such as Chubb Corporation, and higher fees.

NIIT reported that in its fiscal fourth quarter (three months ended September 20, 2000), net profit surged 70% to Rs 908 million from Rs 533 million in the comparable year-earlier period. The company earned about one-half of its revenue from its fast-growing software services, up from 36% a year earlier. The firm's software services business is expected to continue to expand rapidly, as NIIT focuses on helping clients, especially in the U.S., to complete transactions on the Internet.


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

                                                            THE INDIA FUND, INC.


PHARMACEUTICALS

The Fund continues to have an overweighted position in pharmaceuticals, at 12.4% of the Fund's total holdings as of December 31, 2000. During the second half of 2000, this sector sharply outperformed the broader Indian market, as industry fundamentals remained buoyant while money rotated out of technology stocks. The next several years look positive for Indian pharmaceutical companies as a number of major patents in the U.S. are set to expire in the 2001-2005 period, opening up key opportunities in the generics markets. Also, original research and development is playing an increasingly important role in the valuation of these companies, although the contribution of new products to earnings is not expected to be significant in the short term.

Ranbaxy Laboratories is India's biggest drug-maker measured by sales volume. The company derives about half of its revenue from overseas, selling drugs in 40 countries. Earnings reported for its third fiscal quarter ended September 30, 2000 increased 24% to Rs 531 million, from Rs 428 million in the year-earlier period (excluding the previous year's extraordinary gain). The company continues to gear up to exploit the generic market in the U.S. when U.S. pharmaceutical patents expire.

Dr. Reddy's Laboratories, India's third largest drug-maker, remains a key holding in the Fund. In November 2000, the company received approval from the U.S. Food and Drug Administration to sell two generic drugs, both to treat ulcers. The company's reported net profit for its third fiscal quarter ended September 30, 2000 surged 145% to Rs 294 million from Rs 120 million in the year-earlier period. Dr. Reddy's Laboratories reported that it plans to raise US$150-US$200 million via an American Depository Receipt (ADR) offering in the U.S. during 2001.

CONSUMER NON-DURABLES

The Fund continues to be positive on the consumer non-durables sector, largely through holdings in Hindustan Lever and ITC Ltd. Both companies experienced continued expansion of operating profit margins in 2000, driven by lower raw materials prices and an improved product sales mix (i.e., a larger proportion of higher-margin products). This helped to offset the slower revenue growth caused by dampened rural incomes due to reduced agricultural harvests.

Hindustan Lever, a 51% subsidiary of Unilever, is the leading consumer products company in India, with distribution in more than 1 million shops across the country - especially in villages, where it sells more than half of its soaps, detergents, and tea. For the third fiscal quarter ended September 30, 2000, the company's reported earnings rose 16% to Rs 3.3 billion from Rs 2.85 billion in the year-earlier period, even though slowing consumer demand resulted in flat revenue growth at Rs 24.6 billion.


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THE INDIA FUND, INC.


ITC Ltd., which is 38% owned by BAT Industries, Ltd., sells two out of every three cigarettes sold in India. In addition, the company manages a chain of luxury hotels, and has used its free cash flow to venture into new business areas such as retail clothing and greeting cards. For its second fiscal quarter ended September 30, 2000, net profits reported rose 22% to Rs 2.5 billion from Rs 2.06 billion in the year-earlier period.

TELECOMMUNICATIONS/TELECOMMUNICATIONS EQUIPMENT

Including telecommunications equipment companies, the Fund increased its weighting in the overall telecommunications sector from 6.7% on December 31, 1999 to 11.0% on December 31, 2000. India's telecommunications sector appears poised for rapid growth, as there are currently less than 2 million wireless users and 24 million fixed line connections in a country of 1 billion people, amounting to penetration rates of only 1% and 2.2%, respectively. More significantly, during 2000, the Government made significant strides in moving to deregulate both the wireless and fixed line sectors of the industry.

Himachal Futuristic Communications is India's largest telecommunications equipment provider. The company reported generating 63% of its revenue from turnkey telecommunications solutions (i.e., end-to-end capability), 31% from telecommunications equipment manufacturing, and 6% from software to monitor its newly-installed networks. Himachal's customer base is split between the Government (40%) and private telecommunications companies (60%). In its most recent earnings announcement, Himachal reported a 385% surge in net profit for the second fiscal quarter ended September 30, 2000, to Rs 946 million from Rs 195 million in the year-earlier period.

Mahanagar Telephone Nigam (MTNL) is India's leading fixed line services provider, dominating the heavily-trafficked routes in, as well as between, Bombay and Delhi. Once deregulation commences (the date remains uncertain) it is expected that the Government will allow several ownership stakes in the company to be sold to private investors, with the company expected to eventually become fully privatized. For its fiscal second quarter ended September 30, 2000, MTNL reported an earnings rise of 38% to Rs 4.4 billion from Rs 3.2 billion in the comparable year-earlier period.

TEXTILES-SYNTHETIC

The Fund's exposure in the petrochemicals sector is largely represented by one key holding, Reliance Industries, India's biggest petrochemicals company. In the past three years, Reliance has spent over US$1 billion to expand its facilities in western India, allowing it to reduce costs and undercut its competitors as it increases its scale of operations. This strategy, we believe, has helped Reliance Industries flourish, despite the jump in crude oil prices in 2000 to 10-year highs. For the second fiscal quarter ended September 30, 2000, its reported earnings rose 20% to Rs 7.35 billion from Rs 6.1 billion in the similar period a year earlier. Reliance has also laid out plans to expand into India's rapidly deregulating telecommunications market, targeting a broad array of services, from e-commerce and Internet telephony to call centers and web-hosting facilities.


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                                                            THE INDIA FUND, INC.


VEHICLES

The Fund maintains a moderate weighting in the motor vehicles sector, primarily through its holding in Punjab Tractors. Although the Fund has trimmed back this holding substantially, Punjab remains a solid, well-managed company that has averaged a return on equity of over 40% for the past five years. The past year's results have been impacted by drought conditions in some parts of India, which have cut into farmers' disposable incomes. For the second fiscal quarter ended September 30, 2000, reported net profit fell (13%) to Rs 309 million from Rs 355 million in the comparable period of the previous year.

--------------------------------------------------------------------------------
OUTLOOK

Following last year's difficult market conditions, we believe that Indian equities have a good chance to rebound in 2001. Given the market's sharp decline last year, and the outlook for more stable conditions going forward, the earnings growth-to-valuation profile looks compelling relative to the Asian region as a whole. The Institutional Broker Estimate System (IBES) forecasts a consensus earnings growth in the Indian market of 20.8% over the next 12 months, putting the market on a 12.3x price-to-forward earnings ratio.

A key issue for all of Asia in 2001 is how quickly the U.S economy will be slowing down, and whether or not there will be a "soft" or "hard" landing (i.e., slowdown or outright recession).

We believe the evidence to date favors the soft-landing scenario. For example, a recent survey by AMR Research suggested that U.S. IT spending growth is expected to slow to a still healthy 5%-8% in 2001 from 10% per annum during the past few years. (This survey generally agrees with the survey, cited above, conducted by the management of Infosys Technologies.) This would be good news for Indian IT companies such as Infosys, Satyam Computers Services and NIIT. On the other hand, if the global economic slowdown turns out to be deeper than expected, the more insulated Indian economy is likely to weather this environment better than its more export-dependent Asian neighbors. India's exports still account for less than 9% of its GDP, one of the lowest percentages in the region.

Domestically, the outlook for the real Indian economy remains subdued, as last year's poor monsoon season and the stagnant level of business investment are expected to result in GDP growth for the first half of the year of "only" 5.8%-6%. (This is not considered a strong growth rate by emerging markets standards.) However, the second half of calendar year 2001 is much more difficult to forecast. We see a couple of potential catalysts. A favorable monsoon season would probably provide a significant stimulus to both agricultural production and subsequently, rural consumption. (For perspective, 2000 saw the worst overall drought conditions in eight years.) A second catalyst would be the Government's enactment of additional structural economic reforms. A number of major steps were taken in 2000, but we believe the momentum must be maintained in order to continue significant economic growth. For 2001, a major breakthrough would be the Government's firmly initiating the privatization of state-owned assets.

THE INDIA FUND, INC.


We will continue to focus the Fund's portfolio on companies that we believe are in the best position to exploit the positive structural changes that will be taking place in India.

In summary, at current valuation levels, the risk/reward ratio for the Indian market appears favorable. We will continue to actively manage the portfolio in a way that we believe will take advantage of the dynamism and opportunities that this market holds.

We take note of the terrible tragedy that took place in western Gujarat on January 26, in which a severe earthquake resulted in the deaths of many thousands of people. We pray that the survivors of this calamity can take comfort from the expressions of sympathy, as well as offers of aid, that have poured in from throughout the world.

Punita Kumar-Sinha
Portfolio Manager
January 30, 2001

                                                            THE INDIA FUND, INC.


--------------------------------------------------------------------------------
Share Repurchase Program

The Board of Directors of the Fund previously authorized the Fund to repurchase from time to time in the open market up to 2,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. Supplementally, in May 2000, the Board of Directors authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock, bringing to 3,000,000 the aggregate number of shares authorized for repurchase. During the year ended December 31, 2000, the Fund repurchased a total of 1,931,400 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the financial statements.) In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

Amendment of Bylaws

During May 2000, the Board of Directors of the Fund reviewed and approved certain amendments to the Fund's bylaws that have been recommended by Maryland counsel to the Fund. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. In addition, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

--------------------------------------------------------------------------------

THE INDIA FUND, INC.


Schedule of Investments                                        December 31, 2000

India (100% of holdings)

COMMON STOCKS (99.94% of holdings)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------
                Cement                                                2.02%
    787,627     Associated Cement Companies Ltd...........................     $  1,813,573   $  2,683,366
    985,266     Gujarat Ambuja Cements Ltd................................        4,338,440      3,337,702
  1,462,700     India Cements Ltd.........................................        2,340,844      1,706,536
     15,762     Madras Cements Ltd .......................................        1,748,155      1,711,732
     47,840     Panyam Cements and Mineral Industries Ltd+................          481,082        131,516
    443,630     Shree Cement Ltd+.........................................          947,396        550,379
                                                                               ------------   ------------
                                                                                 11,669,490     10,121,231
                                                                               ------------   ------------

                Chemicals                                             0.17%
         50     Atul Products Ltd+........................................               93             13
     22,919     Bayer (India) Ltd.........................................          838,579        291,312
    846,600     BOC Ltd+..................................................        1,072,264        544,204
                                                                               ------------   ------------
                                                                                  1,910,936        835,529
                                                                               ------------   ------------

                Computer Hardware                                     0.17%
     85,400     Digital Equipment (India) Ltd.............................          500,912        874,861
                                                                               ------------   ------------
                                                                                    500,912        874,861
                                                                               ------------   ------------

                Computer Software & Programming                      24.23%
     46,450     DSQ Software Ltd..........................................          294,188        390,899
    646,854     Infosys Technologies Ltd..................................        2,019,131     79,079,877
    141,500     Rolta India Ltd...........................................          422,419        602,140
  5,872,025     Satyam Computer Services Ltd..............................        1,426,013     40,671,354
        300     Silverline Technologies Ltd...............................              439          1,595
     80,200     Trigyn Technologies Ltd...................................          760,364        479,275
                                                                               ------------   ------------
                                                                                  4,922,554    121,225,140
                                                                               ------------   ------------

                Computer Training                                     7.44%
    858,240     NIIT Ltd+.................................................        5,265,614     29,244,891
    260,400     SSI Ltd...................................................        1,905,041      7,986,084
                                                                               ------------   ------------
                                                                                  7,170,655     37,230,975
                                                                               ------------   ------------

                                                            THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------

                Consumer Miscellaneous                                1.87%
    849,088     Bata India Ltd............................................     $  3,914,352   $  1,179,845
    196,800     Timex Watches Ltd+........................................          140,800         52,711
  1,368,200     Zee Telefilms Ltd.........................................        9,391,165      8,120,664
                                                                               ------------   ------------
                                                                                 13,446,317      9,353,220
                                                                               ------------   ------------

                Consumer Non-Durables                                12.13%
    161,624     Godfrey Philips India Ltd.................................        2,900,961      1,904,718
  7,412,110     Hindustan Lever Ltd.......................................       24,210,174     32,772,421
  1,355,184     ITC Ltd...................................................       23,135,184     26,035,097
                                                                               ------------   ------------
                                                                                 50,246,319     60,712,236
                                                                               ------------   ------------

                Diversified Industries                                3.39%
    876,502     Grasim Industries Ltd.....................................        7,242,689      5,425,786
        175     HMG Industries Ltd+*......................................              359              4
      1,744     Indian Rayon and Industries Ltd...........................            6,451          3,139
  1,947,031     Larsen & Toubro Ltd.......................................       12,651,344      8,162,344
    140,800     Larsen & Toubro Ltd GDR...................................        1,307,501      1,214,400
     79,000     Sterlite Industries (India) Ltd...........................          261,112        260,258
    112,000     Sterlite Optical Technologies Ltd+........................        1,625,836      1,906,784
                                                                               ------------   ------------
                                                                                 23,095,292     16,972,715
                                                                               ------------   ------------

                Electricity                                           0.00%
         54     CESC Ltd+.................................................              342             29
        150     Tata Power Company Ltd....................................              797            316
                                                                               ------------   ------------
                                                                                      1,139            345
                                                                               ------------   ------------

                Electronics & Electrical Equipment                    2.19%
    478,483     Alstom Power India Ltd+...................................        1,169,493        261,438
  2,782,463     Bharat Heavy Electricals Ltd..............................       13,117,338      9,747,862
  1,096,550     Crompton Greaves Ltd+.....................................        5,784,838        671,980
    703,943     KEC International Ltd.....................................        1,681,056        258,681
         49     Siemens India Ltd.........................................            1,083            301
                                                                               ------------   ------------
                                                                                 21,753,808     10,940,262
                                                                               ------------   ------------

THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------

                Engineering                                           0.52%
    458,876     Asea Brown Boveri Ltd.....................................     $  5,353,024   $  2,585,418
          2     Lakshmi Machine Works Ltd+................................              393             45
                                                                               ------------   ------------
                                                                                  5,353,417      2,585,463
                                                                               ------------   ------------

                Extractive Industries                                 2.79%
    509,655     Hindalco Industries Ltd...................................        9,483,841      8,056,524
  7,019,900     Hindustan Zinc Ltd........................................        2,880,632      2,872,939
        200     Indian Aluminium Company Ltd..............................            1,144            493
  2,773,050     National Aluminium Company Ltd............................        3,515,181      3,033,302
        600     Sesa Goa Ltd..............................................            4,568            948
                                                                               ------------   ------------
                                                                                 15,885,366     13,964,206
                                                                               ------------   ------------

                Fertilizers                                           0.18%
    135,400     Aventis Cropscience India Ltd.............................        2,074,205        542,529
      7,700     Chambal Fertilizers & Chemicals Ltd.......................            5,977          1,732
        870     Hind Lever Chemicals Ltd..................................            9,431          3,524
      1,750     Nagarjuna Fertilizers & Chemicals Ltd.....................            1,911            347
         50     Southern Petrochemicals Industries Corporation Ltd........               43             11
    200,300     United Phosphorous Ltd....................................          757,471        343,776
                                                                               ------------   ------------
                                                                                  2,849,038        891,919
                                                                               ------------   ------------

                Finance                                               0.00%
        100     Bank of Baroda............................................              190             97
         50     ICICI Ltd++...............................................              105            101
      2,300     Oriental Bank of Commerce.................................            2,099          1,703
                                                                               ------------   ------------
                                                                                      2,394          1,901
                                                                               ------------   ------------

                Food                                                  1.58%
     84,500     Britannia Industries Ltd..................................        1,154,418      1,456,616
    197,726     Cadbury India Ltd ........................................        2,454,234      2,392,243
    123,590     International Bestfoods Ltd+..............................          966,508        390,737
    220,388     Nestle India Ltd..........................................        2,368,756      2,591,814
    250,000     Rahul Dairy and Allied Products+*.........................           79,643          6,696
         50     Tata Tea Ltd..............................................              539            237
    553,300     United Breweries Ltd......................................        3,044,239      1,078,858
                                                                               ------------   ------------
                                                                                 10,068,337      7,917,201
                                                                               ------------   ------------

                                                            THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------
                Hotels & Leisure                                      0.00%
        121     Indian Hotels Company Ltd.................................     $      1,976   $        610
                                                                               ------------   ------------
                                                                                      1,976            610
                                                                               ------------   ------------

                Household Appliances                                  0.00%
        100     IFB Industries Ltd+.......................................               97             10
        500     Phil Corporation Ltd......................................            1,366            155
        200     Samtel Color Ltd..........................................              395            143
        450     Videocon Appliances Ltd...................................            2,629            132
        519     Videocon International Ltd................................              951            488
        250     Voltas Ltd................................................              507            236
                                                                               ------------   ------------
                                                                                      5,945          1,164
                                                                               ------------   ------------

                Media                                                 0.86%
    193,000     Mukta Arts Ltd+...........................................          687,055        949,078
    211,600     Pentamedia Graphics Ltd...................................        2,157,944      1,336,839
    550,000     Pritish Nandy Communications Ltd+.........................        2,152,749      1,095,404
     33,118     SRI Adhikari Brothers Television Network Ltd..............          389,957        146,537
    124,300     Television Eighteen India Ltd+............................        3,301,937        690,748
    250,000     Vans Information and Investor Services Ltd+...............          573,394         83,833
                                                                               ------------   ------------
                                                                                  9,263,036      4,302,439
                                                                               ------------   ------------

                Packaging                                             0.05%
    282,630     Flex Industries Ltd+......................................          347,596        237,392
        500     Universal Prime Aluminium+*...............................              789             22
                                                                               ------------   ------------
                                                                                    348,385        237,414
                                                                               ------------   ------------

                Petroleum Related                                     1.91%
  1,719,326     Chennai Petroleum Corporation Ltd.........................        3,202,971      1,134,674
    433,360     Gas Authority of India Ltd................................          445,753        478,209
  2,628,578     Hindustan Petroleum Corporation Ltd.......................       17,929,786      7,933,045
        820     Indian Petrochemicals Corporation Ltd.....................            1,740          1,101
                                                                               ------------   ------------
                                                                                 21,580,250      9,547,029
                                                                               ------------   ------------

THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------

                Pharmaceuticals                                      12.37%
    310,000     Cadila Healthcare Ltd.....................................     $  1,777,523   $  1,053,814
    429,350     Cipla Ltd.................................................        3,438,874      9,604,027
  1,790,000     Dabur India Ltd...........................................        1,496,133      2,596,593
    540,022     Dr. Reddy's Laboratories Ltd..............................        4,408,230     14,726,505
    406,953     E. Merck (India) Ltd......................................        2,546,521      3,772,185
      4,550     Glaxo (India) Ltd.........................................           72,501         44,306
    231,101     Hoechst Marion Roussel Ltd................................        2,295,575      2,393,953
      1,600     IPCA Laboratories Ltd.....................................            4,950          4,025
    900,000     Morepen Laboratories Ltd..................................        2,660,293      2,312,192
     89,019     Novartis India Ltd........................................        1,422,068        998,913
        200     Orchid Chemicals & Pharmaceuticals Ltd....................              677            446
         50     Parke-Davis (India) Ltd...................................              506            288
  1,110,397     Ranbaxy Laboratories Ltd..................................       12,004,361     15,993,333
    174,300     Rhone-Poulenc (India) Ltd.................................        2,450,055      2,813,374
    423,300     Sun Pharmaceutical Industries Ltd.........................          967,042      4,881,963
     89,019     Sygenta India Ltd+*.......................................          174,179        118,698
    147,683     Torrent Pharmaceuticals Ltd...............................        1,365,130        553,772
                                                                               ------------   ------------
                                                                                 37,084,618     61,868,387
                                                                               ------------   ------------

                Steel                                                 1.97%
      6,010     Essar Steel Ltd+..........................................           23,144            869
  3,529,876     Tata Iron and Steel Company Ltd...........................       14,585,913      9,840,087
                                                                               ------------   ------------
                                                                                 14,609,057      9,840,956
                                                                               ------------   ------------

                Steel Products                                        0.20%
    487,650     Bharat Forge Ltd..........................................        2,078,001      1,027,649
                                                                               ------------   ------------
                                                                                  2,078,001      1,027,649
                                                                               ------------   ------------

                Telecommunications                                    4.53%
  3,400,000     Hughes Tele.com Ltd+......................................          880,259        783,158
  3,211,500     Mahanagar Telephone Nigam Ltd.............................       17,674,969     12,324,398
    980,640     Videsh Sanchar Nigam Ltd..................................        6,860,494      6,290,006
    261,606     Videsh Sanchar Nigam Ltd ADR..............................        6,219,228      3,253,725
                                                                               ------------   ------------
                                                                                 31,634,950     22,651,287
                                                                               ------------   ------------

                                                            THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------
                Telecommunications Equipment                          6.46%
        300     Bhagyanagar Metals Ltd....................................     $        724   $        329
    295,258     Global Tele-Systems Ltd...................................       13,098,823      5,073,857
    746,153     Himachal Futuristic Communications Ltd....................        7,057,932     20,416,486
  1,358,600     Shyam Telecom Ltd.........................................        8,955,126      6,857,044
                                                                               ------------   ------------
                                                                                 29,112,605     32,347,716
                                                                               ------------   ------------

                Textiles - Cotton                                     0.05%
         36     Arvind Mills Ltd+.........................................              133             10
        100     H.P. Cotton Textile Mills Ltd+*...........................              233             11
    500,000     Pantaloon Fashions (India)................................          495,392        271,588
                                                                               ------------   ------------
                                                                                    495,758        271,609
                                                                               ------------   ------------

                Textiles - Synthetic                                  7.24%
        300     Haryana Petrochemicals Ltd+*..............................              343              6
  4,986,077     Reliance Industries Ltd...................................       21,957,535     36,217,701
      5,800     SRF Ltd...................................................           15,613          2,722
                                                                               ------------   ------------
                                                                                 21,973,491     36,220,429
                                                                               ------------   ------------

                Transportation                                        0.39%
  2,232,484     Great Eastern Shipping Company Ltd........................        1,669,954      1,679,027
    175,000     South East Asia Marine Engineering
                     and Construction Ltd+................................        1,132,781        255,732
                                                                               ------------   ------------
                                                                                  2,802,735      1,934,759
                                                                               ------------   ------------

                Vehicle Components                                    0.45%
    820,005     Cummins India Ltd ........................................        1,953,050      1,468,876
        125     FAG Bearings (India) Ltd..................................              334             91
        100     Gleitlager (India) Ltd+*..................................               96              3
    118,000     Swaraj Engines Ltd........................................        1,298,970        761,678
                                                                               ------------   ------------
                                                                                  3,252,450      2,230,648
                                                                               ------------   ------------

THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

COMMON STOCKS (continued)

Number                                                             Percent of
of Shares       Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------
                Vehicles                                              4.78%
  1,790,462     Ashok Leyland Ltd.........................................     $  4,432,879   $  1,678,438
    175,125     Bajaj Auto Ltd............................................        2,359,601        847,107
    278,587     Hero Honda Motors Ltd.....................................        4,559,599      5,216,866
        600     Hindustan Motors Ltd+.....................................              467             93
        100     LML Ltd...................................................              178             64
    940,189     Mahindra and Mahindra Ltd.................................        8,350,815      2,985,558
     75,000     Mahindra and Mahindra Ltd GDR.............................          988,250        228,750
  2,762,850     Punjab Tractors Ltd.......................................        6,441,601     10,948,985
    470,550     Tata Engineering and Locomotive Company Ltd...............          911,568        886,251
    363,700     TVS Suzuki Ltd............................................        2,766,232      1,136,611
                                                                               ------------   ------------
                                                                                 30,811,190     23,928,723
                                                                               ------------   ------------

                TOTAL COMMON STOCKS ......................................      373,930,421    500,038,023
                                                                               ------------   ------------

                                                            THE INDIA FUND, INC.


Schedule of Investments (continued)                            December 31, 2000

BONDS (0.06% of holdings)

Par Value                                                          Percent of
(000)           Security                                            Holdings       Cost            Value
----------------------------------------------------------------------------------------------------------

                Diversified Industries                                0.06%
 INR  4,220     DCM Shriram Consolidated NCD 13.00%,
                     11/6/01*.............................................     $    134,584   $    100,611
 INR  4,096     DCM Shriram Consolidated NCD 13.00%,
                     11/6/02*.............................................          130,627         97,651
 INR  4,096     DCM Shriram Consolidated NCD 13.00%,
                     11/6/03*.............................................          130,627         97,651
                                                                               ------------   ------------
                                                                                    395,838        295,913
                                                                               ------------   ------------
                TOTAL BONDS...............................................          395,838        295,913
                                                                               ------------   ------------
                TOTAL INDIA...............................................      374,326,259    500,333,936
                                                                               ------------   ------------
                TOTAL INVESTMENTS** ................................100.00%    $374,326,259   $500,333,936
                                                                               ============   ============

See page 22 for Footnotes and Abbreviations.

THE INDIA FUND, INC.


Schedule of Investments (concluded)                            December 31, 2000

Footnotes and Abbreviations

                  ADR - American Depository Receipts
                  GDR - Global Depository Receipts
                  INR - Indian Rupee
                  NCD - Non Convertible Debenture

            +     Non-income producing security.
            ++    Passive Foreign Investment Company.
            *     At fair value as determined under the supervision of the Board of Directors.
            **    Aggregate cost for Federal income tax purposes is
                  $374,929,677.

                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                        Excess of value over tax cost             $ 220,382,622
                        Excess of tax cost over value               (94,978,363)
                                                                  -------------
                                                                  $ 125,404,259
                                                                  =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


                     (This page intentionally left blank.)

THE INDIA FUND, INC.


Statement of Assets and Liabilities                            December 31, 2000

ASSETS
Investments, at value  (Cost $374,326,259) ..............................   $ 500,333,936
Cash (including Indian Rupees of $5,038,056 with a cost of $5,031,524) ..       4,529,551
Receivables:
     Dividends and reclaims of excess taxes withheld ....................         548,656
     Interest (net of withholding tax of $2,219) ........................          17,073
     Securities sold ....................................................       3,166,346
Prepaid expenses ........................................................         116,957
                                                                            -------------

        Total Assets ....................................................     508,712,519
                                                                            -------------

LIABILITIES
Payable for securities purchased ........................................       2,675,892
Payable for Fund shares repurchased .....................................         302,594
Due to Investment Manager ...............................................         490,908
Due to Administrator ....................................................          94,789
Accrued expenses ........................................................         378,962
                                                                            -------------
            Total Liabilities ...........................................       3,943,145
                                                                            -------------

            Net Assets ..................................................   $ 504,769,374
                                                                            =============

            NET ASSET VALUE PER SHARE ($504,769,374/31,203,333
            shares issued and outstanding) ..............................   $       16.18
                                                                            =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) ....................................   $      34,007
Paid-in capital .........................................................     460,635,809
Cost of 2,803,800 shares repurchased ....................................     (36,319,982)
Accumulated net investment loss .........................................         (62,320)
Accumulated net realized loss on investments ............................     (45,403,056)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
     denominated in foreign currency ....................................     125,884,916
                                                                            -------------

            Net Assets ..................................................   $ 504,769,374
                                                                            =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

                                                            For the Year Ended
Statement of Operations                                     December 31, 2000

Investment Income
Dividends .....................................................   $   5,616,733
Interest (net of Indian taxes withheld of $7,402) .............          64,651
                                                                  -------------
           Total investment income ............................       5,681,384
                                                                  -------------

Expenses
Management fees .................................   $   7,443,915
Administration fees .............................       1,377,219
Custodian fees ..................................         948,159
Legal fees ......................................         310,899
Insurance .......................................         269,691
Audit fees ......................................         208,580
Transfer agent fees .............................          51,961
Directors' fees .................................          48,750
NYSE fees .......................................          32,340
Printing ........................................          16,000
Interest expense ................................          14,992
Miscellaneous expenses ..........................          34,299
                                                    -------------

           Total expenses .....................................      10,756,805
                                                                  -------------
           Net investment loss ................................      (5,075,421)
                                                                  -------------

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets
and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
    Security transactions .....................................      94,378,564
    Foreign currency related transactions .....................        (719,536)
                                                                  -------------
                                                                     93,659,028

Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets
    and liabilities denominated in foreign currency ...........    (325,968,238)
                                                                  -------------

Net realized and unrealized loss on investments, foreign
    currency holdings and translation of other assets and
    liabilities denominated in foreign currency ...............    (232,309,210)
                                                                  -------------

Net decrease in net assets resulting from operations ..........   ($237,384,631)
                                                                  =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.


Statement of Changes in Net Assets

                                                                        For the Year         For the Year
                                                                            Ended                Ended
                                                                      December 31, 2000    December 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment loss .................................................   $  (5,075,421)       $  (3,284,703)

Net realized gain on investments and foreign currency
    related transactions ............................................      93,659,028           42,168,620

Net change in unrealized appreciation (depreciation)
    in value of investments, foreign currency holdings
    and translation of other assets and liabilities denominated
    in foreign currency .............................................    (325,968,238)         438,817,690
                                                                        -------------        -------------

Net increase (decrease) in net assets resulting from operations .....    (237,384,631)         477,701,607
                                                                        -------------        -------------

Capital Share Transactions
Shares repurchased under Stock Repurchase Plan
    (1,931,400 shares and 830,700 shares respectively) ..............     (26,793,808)          (9,276,977)
                                                                        -------------        -------------

Net decrease in net assets resulting from capital share transactions      (26,793,808)          (9,276,977)
                                                                        -------------        -------------

Total increase (decrease) in net assets .............................    (264,178,439)         468,424,630

NET ASSETS

Beginning of year ...................................................     768,947,813          300,523,183
                                                                        -------------        -------------

End of year .........................................................   $ 504,769,374        $ 768,947,813
                                                                        =============        =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


Financial Highlights

For a Share Outstanding throughout Each Period

                                         For the Year       For the Year       For the Year       For the Year       For the Year
                                             Ended              Ended              Ended              Ended              Ended
                                       December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997  December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year ..    $       23.21      $        8.85      $        8.11      $        7.56      $        8.94
                                         -------------      -------------      -------------      -------------      -------------
Net investment income (loss) ........            (0.16)             (0.10)             (0.03)             (0.03)              0.02
Net realized and unrealized gain
  (loss) on investments, foreign
  currency holdings, and translation
  of other assets and liabilities
  denominated in foreign currency ...            (7.27)             14.36               0.77               0.58              (1.39)
                                         -------------      -------------      -------------      -------------      -------------
Net increase (decrease) from
  investment operations .............            (7.43)             14.26               0.74               0.55              (1.37)
                                         -------------      -------------      -------------      -------------      -------------

Less: Dividends and Distributions
Dividends from net investment
  income ............................               --                 --                 --                 --              (0.01)
                                         -------------      -------------      -------------      -------------      -------------
Total dividends and distributions ...               --                 --                 --                 --              (0.01)
                                         -------------      -------------      -------------      -------------      -------------

Capital share transactions
Anti-dilutive effect of Share
  Repurchase Program ................             0.40               0.10                 --                 --                 --
                                         -------------      -------------      -------------      -------------      -------------
Total capital share transactions ....             0.40               0.10                 --                 --                 --
                                         -------------      -------------      -------------      -------------      -------------
Net asset value, end of year ........    $       16.18      $       23.21      $        8.85      $        8.11      $        7.56
                                         =============      =============      =============      =============      =============

Per share market value, end of year .    $     12.0625      $     16.7500      $      6.3125      $      7.3750      $      7.6250

Total Investment Return Based
  on Market Value * .................           (27.99)%           165.35%            (14.41)%            (3.28)%           (14.08)%

Ratios/Supplemental Data
Net assets, end of year (in 000s) ...    $     504,769      $     768,948      $     300,523      $     275,814      $     257,156
Ratios of expenses to average
  net assets ........................             1.59%              1.84%              2.03%              1.98%              2.03%+
Ratios of net investment income
  (loss) to average net assets ......            (0.75)%            (0.68)%            (0.34)%            (0.37)%             0.22%+
Portfolio turnover ..................            19.24%             18.65%             28.85%             42.61%             33.57%

See page 28 for footnotes.

THE INDIA FUND, INC.


Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

      See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


Notes to Financial Statements                                  December 31, 2000

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $421,353 (0.08% of net assets) at December 31, 2000, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      December 31, 2000

periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover of $44,799,638 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $9,970,780 will expire in 2005 and $34,828,858 will expire in 2006. During the year ended December 31, 2000, the Fund utilized $94,674,686 of capital loss carried forward from prior periods.

The Fund's foreign exchange losses incurred after October 31, 2000, but before December 31, 2000, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $62,320.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among

                                                            THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      December 31, 2000

other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 2000, the Fund reclassified
$719,536 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses and reclassified $5,805,151 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2000. Net investment loss and net assets were not affected by the reclassifications.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      December 31, 2000

and execution of investment decisions. For its services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser receives from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2000, fees earned by the Investment Manager amounted to $7,443,915, of which the Investment Manager informed the Fund it paid $1,353,439 to ILFS.

Because affiliations between ILFSand the Indian Government have precluded the Fund from making certain investments, the Board of Directors at its February 2001 meeting authorized the Fund to terminate its agreement with ILFS. The Board of Directors also approved a new subadvisory agreement between Advantage and Advantage India, Inc. and directed the Fund to submit the new agreement to stockholders for approval at the 2001 annual meeting of stockholders.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2000, these fees amounted to $1,353,439. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2000, fees and expenses of the Mauritius Administrator amounted to $23,780. At December 31, 2000, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $125,674,509 and $157,242,490 respectively, for the year ended December 31, 2000.

At December 31, 2000, the Fund owned securities valued at approximately $290,193 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

                                                            THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      December 31, 2000

NOTE D:  FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%. For the year ended December 31, 2000, no provision for Mauritius taxes is considered necessary as a result of the net investment loss incurred by the Fund.

The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 denying the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" their position on the Indian taxation under the India-Mauritius tax treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian income tax authorities. A hearing on the appeal filed by the Fund is scheduled for March 19, 2001. Further, litigation has been initiated by a public interest group in India in the courts challenging the CBDT circular which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      December 31, 2000

Fund and on net realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which is at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the year ended December 31, 2000, the Fund purchased 1,931,400 shares of capital stock on the open market at a total cost of $26,793,808. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 32.02%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 2,000,000 shares of its capital stock. In addition, in May 2000, the Fund's Board of Directors authorized the Fund to purchase an additional 1,000,000 shares of its capital stock, bringing to 3,000,000 the aggregate number of shares authorized for repurchase.

During the year ended December 31, 1999, the Fund purchased 830,700 shares of capital stock at a total cost of $9,276,977 and at a weighted average discount of 27.07%.

Subsequent to December 31, 2000, the Fund made additional purchases aggregating 105,000 shares of capital stock in the open market at a total cost of $1,389,213. The weighted average discount of these purchases was 23.10%.

NOTE F: CONCENTRATION OF RISKS

At December 31, 2000, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2000, the Fund had a concentration of its investment in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

                                                            THE INDIA FUND, INC.


Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2001

THE INDIA FUND, INC.


Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

                                                            THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

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                                                                              39